SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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USCA All Terrain Fund
(Name of Registrant as Specified in Its Charter)
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USCA All Terrain Fund

Principal Executive Offices 4444 Westheimer, Suite G500 Houston, TX 77027
1-713-366-0500

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held August 26, 2021

Dear Shareholders:

The Board of Trustees of USCA All Terrain Fund, a closed-end, management investment company organized as a Delaware statutory trust (the “Fund”), has called a special meeting of the Fund’s shareholders, to be held at the offices of Thompson Hine LLP, at 41 South High Street, Suite 1700, Columbus, OH 43215, on August 26, 2021 at 2:00 P.M CST, for the following purposes:

Proposals		Recommendation of the Board of Trustees
1.	To elect Barry Knight, Robert Garrison II, Robert Shoss and Paul Wigdor to the Board of Trustees; and	FOR
2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on June 30, 2021 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

In addition to voting by mail you may also vote either by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:	TO VOTE BY INTERNET:
• Read the Proxy Statement and have the enclosed proxy card at hand	• Read the Proxy Statement and have the enclosed proxy card at hand
• Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	• Go to the website found on the enclosed card and follow the simple instructions

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 26, 2021.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available at proxyvote.com.

By Order of the Board of Trustees
Phil Pilibosian, President

July 26, 2021

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You also may vote by telephone or via the Internet by following the instructions on the enclosed proxy card. Whether or not you plan to attend the meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call 713.366.0500.

USCA All Terrain Fund with its principal offices at
4444 Westheimer, Suite G500 Houston, TX 77027
1-713-366-0500

___________
PROXY STATEMENT
___________
SPECIAL MEETING OF SHAREHOLDERS
To Be Held August 26, 2021
at 2:00 p.m.

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees” or the “Board of Trustees”) of USCA All Terrain Fund (the “Fund”), for use at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at the offices of Thompson Hine LLP, at 41 South High Street, Suite 1700, Columbus, OH 43215, on August 26, 2021 at 2:00 P.M. CST, and at any and all adjournments or postponements thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about July 22, 2021.

Proposals
1.	To elect Barry Knight, Robert Garrison II, Robert Shoss and Paul Wigdor to the Board of Trustees; and
2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on June 30, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

    The Fund’s most recent semi-annual and annual reports, including financial statements and schedules, are available at no charge by contacting Bryan Prihoda, 4444 Westheimer, Suite G500, Houston, TX 77027 or by calling 1-888-653-1415.

PROPOSAL

ELECTION OF TRUSTEES

   In this proposal, shareholders of the Fund are being asked to elect Barry Knight, Robert Garrison II, Robert Shoss and Paul Wigdor (each a “Nominee”, together the “Nominees”) to the Board of Trustees for an indefinite term.

   Mr. Wigdor is an incumbent trustee, having been appointed to that position by the Board in May 2016. The Investment Company Act of 1940, as amended, (the “Investment Company Act”) requires a certain percentage of the Trustees to have been elected by shareholders before the Board can appoint any new Trustees. To facilitate future compliance with this requirement, the Board of Trustees now proposes to have shareholders elect Mr. Wigdor to his current position. Even if shareholders do not elect Mr. Wigdor, he will continue to serve in his current capacity pursuant to his previous appointment to the Board.

   Barry Knight, Robert Garrison II and Robert Shoss were each nominated to the Board by the Audit Committee (the “Committee”) of the Board of Trustees. The Committee consists of two incumbent Trustees, Paul Wigdor and John Ferguson, each of whom is not an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act (referred to hereafter as “Independent Trustees”).

   The Committee, at a meeting held on June 8, 2021, recommended to the Board that Barry Knight, Robert Garrison II and Robert Shoss be nominated for election to the Board of Trustees. The Board, at a meeting held on June 8, 2021, approved the nominations. The Board considered pertinent information on each Nominee’s nomination to serve on the Board. After considering the background and experience of each of Barry Knight, Robert Shoss and Robert Garrison II, the Board determined to nominate each Nominee for election as a Trustee. If elected, Barry Knight, Robert Shoss and Robert Garrison II will assume office on or about August 26, 2021.

   If elected, Barry Knight, Robert Garrison II, Robert Shoss, and Paul Wigdor will each be considered Independent Trustees. That means they are not “interested persons” of the Trust, as that term is defined in the Investment Company Act, because they are not employees or officers of, and have no financial interest in, the Fund’s affiliates or its service providers.

   The Board recommends that Barry Knight, Robert Garrison II, Robert Shoss and Paul Wigdor be elected to serve as Trustees of the Fund.

Information about the Nominees

   Generally, the Board believes that each Nominee is competent to serve because of their individual overall merits, including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills. Additional  information about each Nominee follows that describes some of the specific experiences, qualifications, attributes or skills that the Trustee possesses which the Board believes has prepared them to be effective Board members. The Board does not believe any one factor is determinative in assessing a Nominee’s qualifications, but that the collective experience of each Nominee makes them each highly qualified. The Board believes that the significance of each Nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Nominee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Nominee, or particular factor, being indicative of board effectiveness.

   Each Board member believes that, collectively, the Nominees have balanced and diverse experience, skills, attributes and qualifications that will allow the Board to operate effectively in governing the Fund and protecting the interests of investors. Among the attributes common to all Nominees is their ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that each Nominee satisfies this standard. Experience relevant to having this ability may be achieved through a Nominee’s educational background; business, professional training or practice (e.g., accounting or securities), public service or academic positions; experience from service as a  board member; and/or other life experiences.

Incumbent Independent Trustee Nominee
Paul Wigdor
Paul Wigdor has extensive experience in the financial services and investment fund industry. Mr. Wigdor serves as a Managing Director of Ascendant Advisors, LLC which is an investment adviser to mutual funds (2011 to present). Mr. Wigdor is the former President of Superfund USA, Inc. a sponsor of private investment funds (2006 – 2011). He also served as a Managing Director of Pershing LLC, a broker dealer (1999 – 2006) and also served as an Associate Director of Bear, Stearns & Co. a broker dealer (1994 – 1998). He also participated in  the SEC Honors Program of the US Securities and Exchange Commission. Mr. Wigdor holds a BA degree from Brandeis University and a Juris Doctor degree from Fordham University School of Law. Mr. Wigdor has served as Trustee of the Fund since 2016. Mr. Wigdor is suitable to serve as a Trustee because of his professional investment and business experience and academic background.

Independent Trustee Nominees
Robert Shoss
Mr. Shoss is a private investor who manages personal portfolios of equity, fixed income, closed-end funds, mutual funds, private investments and options. Mr. Shoss is also a lecturer of “Macroeconomics and Investment Management”, “Investment and Portfolio Management” and “Personal Finance Planning” at Bauer College of Business at The University of Houston. Mr. Shoss served as Senior Portfolio Manager of the Twinhawk Opportunities Fund, a global long-short equity fund. He was also the founding partner of Twinhawk Capital, LLC (an investment management company). From 1995 until 2010, Mr. Shoss was employed at Invesco AIM (an investment management company) as a Managing Director, Senior Portfolio Manager and Co-Lead Manager of Invesco Large Cap Growth Fund. The Board has concluded that Mr. Shoss is suitable to serve as a Trustee because of his leadership roles, business experience and his financial industry experience.

Robert Garrison II
Mr. Garrison is a Director at Prosperity Bank (an asset bank headquartered in Houston, Texas) and an Advisory Director at Millennium Associates (independent M& A advisors to the global wealth management industry). He also is involved with JTS Capital, a private equity backed company that invests in distressed assets. Mr. Garrison was also previously on the board for Crown Castle International, First City Financial Corporation and M.D. Anderson Proton Therapy Center. From 1999 until 2011, he worked at Sanders Morris Harris Group (an asset management and investment banking firm) where his last position was President and CEO. He also co-founded Harris Webb & Garrison and Pinnacle Management & Trust. The Board has concluded that Mr. Garrison is suitable to serve as a Trustee because of his leadership roles and business experience.

Barry Knight
Mr. Knight has been the President of Next Financial Group, Inc. since September 2006. From 1995 until 2006, he worked at Pioneer Funds Distributor in the roles of SVP Director of Institutional Sales, SVP Distribution and SVP Financial Institutions. Mr. Knight earned his B.A. degree in from Stetson University. The Board has concluded that Mr. Knight is suitable to serve as a Trustee because of his leadership roles, business and financial industry experience.

Information Regarding the Nominees, Trustees, and Officers of the Trust

The following is a list of the Nominees, Trustees, as well as the executive officers of the Fund.  Unless otherwise noted, the address of each Nominee, Trustee and Officer is c/o USCA All Terrain Fund, 4444 Westheimer Road, Suite G500, Houston, TX 77027.

Name, Address and Year of Birth				Number of
				Portfolios in	Other
				Fund	Directorships
	Term of Office and Length of Time Served*	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Complex** Overseen by Nominee/ Trustee	Held by Nominee/ Trustee in Past 5 Years
Interested Trustee
Phil Pilibosian*** (Born 1968)	Indefinite; Since April 2015	President and Trustee	Managing Director at US Capital Advisors LLC (October 2013 - present), Portfolio Manager, USCA Asset Management LLC (January 2008 – present)	1	None

Name, Address and Year of Birth	Term of Office and Length of Time Served*	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Nominee/ Trustee	Other Directorships Held by Nominee/ Trustee in Past 5 Years
Independent Trustees
John Ferguson (Born 1945)	Indefinite; Since April 2015	Trustee	Board of Managers at Salient Partners (investment adviser) (May 2012 -present), Member of Investment Board of San Manuel Band of Mission Indians (Indian tribe endowment) (June 2017 – present)	1	None
Paul Wigdor (Born 1968)	Since May 2016	Trustee and Chairman	Managing Partner at Overlook 4 Holdings (venture	1	None
		since March	investing) (February 2011 -
		2021	present), Managing Director
		(Nominee)	at Ascendant Advisors (February 2011 - present),
Principal, AWM Services
(brokerage services), LLC
(February 2011 – present),
Chief Compliance Officer of
Qapital Invest, LLC
(November 2011 – present)
Nominees
Barry Knight (Born 1961)	Nominee	Nominee	President at Next Financial Group, Inc. (investment adviser) (September 2006 – present); CEO at Next Financial Group, Inc. (September 2006 - present)	NA	NA

Name, Address and Year of Birth	Term of Office and Length of Time Served*	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Nominee/ Trustee	Other Directorships Held by Nominee/ Trustee in Past 5 Years
Robert Shoss (Born 1969)	Nominee	Nominee
Private Investor (2012- present), Lecturer of Macroeconomics and Investment Management (2021- present), Investment and Portfolio Management (2018- present) and Personal Financial Planning (2014 – present) at Bauer College of Business at The
University of Houston
				NA	NA
Robert Garrison II, CFA (Born 1942)	Nominee	Nominee	Board Member at Prosperity Bank (March 2005 – present), Board Member at JTS Capital (private equity firm) (September 2008- present), Millennium Associates (M &A Advisors) (October 2014 – present)	NA	NA

Name, Address and Year of Birth	Term of Office and Length of Time Served*	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Nominee/ Trustee	Other Directorships Held by Nominee/ Trustee in Past 5 Years
Executive Officers
Chris Arnold (Born 1977)	Since June 2017	Treasurer
Managing Director and CFO at US Capital Advisors LLC (May 2017 – present), Senior Director of Accounting and Finance and Fund Treasurer at Salient Partners, L.P. (asset management firm)
(June 2010 – March 2017)
				NA	NA
Bryan Prihoda (Born 1987)	Since April 2015	Secretary	Director at US Capital Advisors LLC (April 2010 – present)	NA	NA
William H. Woolverton (Born 1951)****	Since June 2021	Chief Compliance Officer and Anti-Money Laundering Officer
Senior Compliance Advisor at Cipperman Compliance Services (outsourced CCO and compliance support services company) (February 2020 – present), Operating Partner at Altamont Capital Partners (private equity firm) (January 2021 to present), Managing Director and Head of US Legal and Compliance at Waystone (fund governance, risk and compliance services company) (August
2016 to August 2019)
				NA	NA
* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the USCA All Terrain Fund. Mr. Pilibosian, Mr. Wigdor and Mr. Ferguson also serve as trustees for USCA Fund Trust, an open-end investment management company, whose sole series was advised by the Advisor. As of the date of this Proxy Statement, USCA Fund Trust has applied for deregistration and is no longer considered to be part of the “Fund Complex.”
*** Phil Pilibosian is an “Interested Person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with the Advisor.
**** Courtney Bowling resigned as CCO and AML Officer for the Fund effective May 24, 2021. Steve Gott served as interim CCO and AML Officer for the Fund from May 24, 2021 until June 8, 2021.

Trustee Ownership

   The following table shows the dollar range of the Fund shares beneficially owned by each Trustee or Nominee as of May 31, 2021:

Name of the Trustee or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by the Trustee or Nominee in Family of Investment Companies
Phil Pilibosian	None	None
Joh Ferguson	None	None
Paul Wigdor	None	None
Barry Knight	None	None
Robert Shoss	None	None
Robert Garrison II	None	None

Trustee Compensation

   Mr. Pilibosian, as an “interested person” of the Fund, does not receive any compensation from the Fund for serving as a Trustee of the Fund. Each Trustee who is not affiliated with the Fund or the Advisor or otherwise Independent will receive a quarterly fee of $1,250, as well as reimbursement for any reasonable expenses incurred attending the meetings. The following table sets forth information regarding compensation of Trustees or Nominees by the Fund for the fiscal period ended March 31, 2021. The Fund does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex* Paid to Directors
John Ferguson	$5,000	$0	$0	$5,000
Phil Pilibosian	$0	$0	$0	$0
Paul Wigdor	$5,000	$0	$40	$5,000

*The term “Fund Complex” refers to the USCA All Terrain Fund. Mr. Pilibosian, Mr. Wigdor and Mr. Ferguson also serve as trustees for USCA Fund Trust, an open-end investment management company, whose sole series was advised by the Advisor. As of the date of this Proxy Statement, USCA Fund Trust has applied for deregistration and is no longer considered to be part of the “Fund Complex.” Mr. Knight, Mr. Shoss, and Mr. Garrison did not serve on the Board during the fiscal year ended March 31, 2021.

Board Leadership Structure

   The Board currently consists of two Independent Trustees and one interested Trustee. The Trustees serve for an indefinite duration until death, resignation, retirement or removal from office. Subject to the Investment Company Act and applicable Delaware law, the Trustees may fill vacancies in or reduce the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate.

   The Board of Trustees oversees the management of the Fund and meets quarterly to review reports about the Fund’s operations. The Board of Trustees provides broad supervision over the affairs of the Fund. The Board of Trustees, in turn, elects the officers of the Fund to actively supervise the Funds’ day-to-day operations. The Trustees may, in general, delegate such authority as they consider desirable to any officer of the Fund, to any committee of the Board and to any agent or employee of the Fund.

The Board is led by Paul Wigdor, who has  served  as  the  Chairman  of  the  Board  since  March  2021. Additionally, if required under certain 1940 Act governance guidelines that may apply to the Fund, the Independent Trustees will meet in executive session, at least quarterly. Under the Fund’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is generally responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Fund policies, including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The appointment of Mr. Wigdor as Chairman reflects the Board’s belief that his experience will provide the Board with insight into the Fund’s business and activities. The Fund believes that its Chairman will provide effective leadership that is in the best interests of the Fund and each shareholder. During the fiscal year ended March 31, 2021, the Board met four times. Each Trustee attended each Board meeting during the March 31, 2021 fiscal year.

Board Risk Oversight

   The Board is comprised of three Trustees, including two Independent Trustees and a standing independent Audit Committee with a separate chair (Mr. John Ferguson). The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial  and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Board Committees

Audit Committee
   The Board has an Audit Committee that consists of the two Independent Trustees, each of whom is not an “interested person” of the Fund within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Fund’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit;(iii) discussing with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter, attached hereto as Exhibit A. Due to the size of the Board, the Audit Committee is also responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Fund does not accept Trustee nominations from shareholders. During the fiscal year ended March 31, 2021, the Audit Committee held 2 meetings.

   With respect to the fiscal period ended March 31, 2021, the Audit Committee has (i) reviewed and discussed the audited financial statements with Fund management; (ii) discussed with the Fund’s independent auditors the matters to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”); (iii) received the written disclosures and the letter from the Fund’s independent accountant required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence; and (iv) based on such reviews and discussions, recommended to the Board that the audited financial statements be included in the Fund’s annual report to shareholders required by Section 30(e) of the 1940 Act and filed with the SEC.

   Paul Wigdor and John Ferguson (chair of the Audit Committee) are each a member of the Audit Committee.

   Due to the size of the Board, the Board does not have a separate Nominating Committee. Rather, the Audit Committee is also responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee reviews all nominations of potential trustees made by Fund management which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Audit Committee. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” the election of David Burns to the Board of Trustees.

OTHER INFORMATION

OPERATION OF THE FUND

   The Fund is a continuously offered, non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on January 13, 2015. The Fund’s principal executive office is located at 4444 Westheimer Road, Suite G500, Houston, TX 77027, and its telephone number is 1-713-366- 0500. The Board supervises the business activities of the Fund. Like other investment companies, the Fund  retains various organizations to perform specialized services. The Fund currently retains USCA as the investment adviser for the Fund. USCA is located at 444 Westheimer Road, Suite G500, Houston, TX 77027. USBFS serves as the administrator, accounting agent and transfer agent of the Fund. The mailing address of USBFS is 615 East Michigan Street, Milwaukee, WI 53202.

THE PROXY

   The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted (i) to elect Barry Knight, Paul Wigdor, Robert Shoss and Robert Garrison II to the Board, and (ii) at the discretion of the holder(s) of the proxy on any other matter that may come before the Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

   As of the Record Date, there were 52,419.19 shares of beneficial interest of the Fund issued and outstanding. All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on the Proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. There are no dissenters’ rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

  In the event that the number of shares present in person or represented by proxy at the Meeting and voting FOR the adoption of the Proposal is insufficient to adopt the Proposal, the Fund may move to adjourn the Meeting in order to enable the Board to solicit additional proxies in favor of the adoption of the Proposal. Such motion will be carried if approved by a majority of those shares present in person or represented by proxy at the Meeting. The Fund may move for a subsequent adjournment if the same conditions are present at the Meeting as-adjourned. Any adjourned meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. At any adjourned Meeting, the Fund may transact any business which might have been transacted at the original Meeting.

Approval of Proposal

     Approval of the Proposal requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, Trustee positions are filled by the nominees who receive the largest number of votes, with  no majority approval requirement, until all vacancies are filled. For the Proposal, the holders of thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Fund (including broker non-votes and abstentions) entitled to vote at the meeting (in person or by proxy) constitutes a quorum.

   When a proxy is returned as an abstention or “broker non-vote” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vot e and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes withheld with respect to the Proposal.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

  As of the Record Date, no shareholders of record owned 5% or more of the outstanding shares of the Fund. The following table provides information about Fund shares held by the Trustees, Nominees and officers of the Fund as of March 31, 2021:

Name and Address*	Shares	Percentage of the Fund
Phil Pilibosian	0	0%
Paul Wigdor	0	0%
John Ferguson	0	0%
Barry Knight	0	0%
Robert Shoss	0	0%
Robert Garrison II	0	0%
Chris Arnold	0	0%
Bryan Prihoda	0	0%
Courtney Bowling	0	0%
*The address of each Trustee, Nominee and officer is c/o USCA Asset Management LLC, 444 Westheimer Road, Suite G500, Houston, TX 77027.

   Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund may determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees, Nominees, and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

The following table presents additional information about certain persons required to file reports on Forms 3, 4 and/or 5 (“Reports”) pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended:

Person	Number of Reports not Filed on a Timely Basis	Number of Transactions not Reported on a Timely Basis	Number of Known Failures to File a Report*
U.S. Capital Advisors LLC	2	0	2
USCA Asset Management LLC	1	0	1
Paul Wigdor	1	0	1
Phil Ferguson	1	0	1
William Woolverton	1	0	1
David King	1	0	1
Patrick Mendenhall	1	0	1
Chris Arnold	1	0	1
Robert Harvey	1	0	1
Anthony Eppert	1	0	1
Ivana Shumberg	1	0	1
*As of the date of this Proxy Statement, all required Reports are currently in the process of being filed with the SEC.

SHAREHOLDER PROPOSALS

   The Fund has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to USCA All Terrain Fund, Attn: Bryan Prihoda, 4444 Westheimer, Suite G500, Houston, TX 77027.

COST OF SOLICITATION

  The Board of Trustees is making this solicitation of proxies. The Trust has engaged Broadridge Financial Services, Inc. (“Broadridge”), a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to Broadridge are $2,574. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the Fund. In addition to solicitation by mail, the Fund will request the insurance  companies, banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Fund will reimburse them for their expenses in so doing.

OTHER MATTERS

   The Board knows of no other matter to be presented at the Meeting other than as set forth above. If any other matter properly comes before the Meeting that the Fund did not have notice of by a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

COMMUNICATIONS WITH THE BOARD

   A shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; and (iii) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: USCA All Terrain Fund, Attn: Bryan Prihoda, 4444 Westheimer, Suite G500, Houston, TX 77027.

PROXY DELIVERY

   If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Fund at 713.366.0500, or write the Trust at c/o 4444 Westheimer Road, Suite G500, Houston, TX 77027.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on August 26, 2021.

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at www.proxyvote.com.

BY ORDER OF THE BOARD OF TRUSTEES

Phil Pilibosian, President
Dated: July 26, 2021

The proxy holders have no present intention of bringing any other matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same.  Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

Exhibit A

CHARTER FOR AUDIT COMMITTEE

Audit Committee Membership.

The Audit Committee (“Audit Committee”) of the USCA All Terrain Fund (the “Fund”) shall be composed entirely of trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended). Each trustee of the Audit Committee shall have no relationship with the Fund or its investment adviser (the “Adviser”). Membership of the Audit Committee shall be determined by the full Board of Trustees (the “Board”) from time to time at its sole discretion.
Meetings

The Audit Committee shall meet at least once a year and is empowered to hold special meetings as circumstances require.
Purposes

The purposes of the Audit Committee are to:

(a)  Assist the Board in its oversight of the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers.
(b)  Assist the Board in its oversight of the quality and objectivity of the Fund’s financial statements and the independent audit thereof.
(c)  Select, oversee and set compensation of the Fund’s independent auditor (the “Auditor”) and to act as a liaison between the Auditor and the full Board.

The function of the Audit Committee is oversight; it is Fund management’s responsibility to maintain appropriate systems for accounting and internal control, and the Auditor’s responsibility to plan and carry out the audit in accordance with auditing standards generally accepted in the United States. The Auditor is ultimately responsible to the Board and the Audit Committee, as representatives of the shareholders.
Duties and Powers

To carry out its purposes, the Audit Committee shall have the following duties and powers and shall apply the following principles:
(a)     Selection of Auditor

(i)
The Audit Committee shall pre-approve the selection of the Auditor and shall recommend the selection, retention or termination of Auditor to the Board and, in connection therewith, to evaluate the independence of the Auditor, including whether the Auditor provides any consulting, auditing or non-audit services to the Adviser or its affiliates. The Audit Committee shall review the Auditor’s specific representations as to its independence;

(ii)
The Audit Committee shall review and approve the fees charged by the Auditor for audit and non-audit services in accordance with the pre-approval requirements set forth in (d) below. The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.

(b)      Meetings with the Auditors

The Audit Committee shall meet with the Auditor, including private meetings, as necessary to:

(i)	review the arrangements for and scope of the annual audit and any special audits;

(ii)	provide the Auditor the opportunity to report to the Audit Committee, on a timely basis all critical accounting policies and practices to be used;

(iii)	discuss any matters of concern relating to the Fund’s financial statements, including:

(iv)	any adjustments to such statements recommended by the Auditors, or other results of said audit(s); and

(v)
all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;

(vi)
provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, any material written communication between the Auditor and management such as any management letter or schedule of unadjusted differences;

(vii)	provide the Auditor the opportunity to report all non-audit services provided to any entity in the “investment company complex”1 that were not pre-approved by the Audit Committee;

(viii)
consider the Auditor’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and responses thereto by the Fund’s officers in accordance with Statement of Auditing Standards No. 61, as amended;

(ix)	review the form of written opinion the Auditor proposes to render to the Board and shareholders;

(x)	review the form of Schedule K-1 proposed to be rendered to shareholders; and

(xi)	provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.

(c)      Change in Accounting Principles

The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund officers.
__________________________
1 “Investment company complex” means the Fund, the Adviser and any entity controlled by, controlling or under common control with the Adviser if such entity is an Investment Adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Fund or Adviser.

(d)      Pre-Approval Requirements

(i)	Pre-Approval Requirements. Before the Auditor is engaged by the Fund to render audit or non- audit services, either:
(A)
          The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services including preparation of Schedules K-1) provided to the Fund. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The decisions of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at each of its scheduled meetings; or

(B)
         The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter;

(ii)
         De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Fund other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5 percent of the total amount of revenues paid by the Fund to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non- audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit;

(iii)
         Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (a) the Adviser and (b) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the Auditor’s engagement with the Adviser or any such control persons relates directly to the operations and financial reporting of the Fund.

(A)
Application of De Minimis Exception. The De Minimis exception set forth above under Section 5(d)(ii) applies to pre-approvals under this Section (iii) as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the Auditor by the Fund and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(iv)
The pre-approval requirements set forth above are optional to the extent that any engagement is entered into with the Auditor prior to May 6, 2003 (the effective date of the Securities and Exchange Commission (“SEC”) regulations establishing such requirements).2 Engagements entered into prior to May 6, 2003, are subject to any limitations set forth in the transition and grandfathering provisions in the SEC rules.

(e)      Prohibited Activities of the Auditor

An auditor who is performing the audit for the Fund may not perform contemporaneously (during the audit and professional engagement period) the following non-audit services for the Fund:
(i)	bookkeeping or other services related to the accounting records or financial statements of the Fund;
(ii)	financial information systems design and implementation;

(iii)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(iv)	actuarial services;

(v)	internal audit outsourcing services;

(vi)	management functions or human resources;

(vii)	broker or dealer, Adviser, or investment banking services;

(viii)	legal services and expert services unrelated to the audit; and

(ix)	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.
(f)      Improprieties

Investigate improprieties or suspected improprieties in Fund operations.

(g)      Board Reports

Report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters, as the Audit Committee may deem necessary or appropriate.
Meetings with Treasurer/Advisory Personnel

The Audit Committee, in its discretion, may meet with the Treasurer of the Fund and with personnel of the Adviser.
Authority to Retain Counsel

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.
__________________________
2 The final rules adopted by the Securities and Exchange Commission relating to pre-approval requirements are set forth in Strengthening the Commission’s Requirements Regarding Auditor Independence, Release No. IC-25915 (Jan. 28, 2003).

Annual Charter Review

The Audit Committee shall review this Charter at least annually and recommend any changes to the full Board.

Adopted: April 8, 2015

Amended: December 1, 2015

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D58423-S28052

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:

1. Election of Trustees

Nominees:

01) Barry Knight
02) Robert Garrison II
03) Robert Shoss
04) Paul Wigdor

For All	Withhold All	For All Except
!	!	!

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

D58424-S28052

The undersigned hereby appoints Phil Pilibosian and Bryan Prihoda, and each of them, as proxies of the undersigned, with right of submission, to vote all shares of the fund as indicated on the reverse side which the undersigned is entitled to vote, at the 2021 Special Meeting of The USCA All Terrain Fund, to be held at the offices of Thompson Hine LLP, at 41 South High Street, Suite 1700, Columbus, OH 43215 on August 26, 2021 at 2:00 pm CST or any continuation following an adjournment thereof, and on any other matters that may arise in the meeting, or any continuation following an adjournment thereof, in accordance with their best judgement.

You are encouraged to specify your choices by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Trustees' recommendations; just sign, date and return this proxy in the enclosed envelope.

Please sign and date the proxy card on the reverse side. Unsigned cards will not be counted.